UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

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ARCLIGHT CLEAN TRANSITION CORP. (Exact name of registrant as specified in its charter) _____________________________________________________
Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39546 (Commission File Number)	98-1551379 (IRS Employer Identification Number)

200 Clarendon Street, 55th Floor
Boston, MA, 02116
(Address of principal executive offices)
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(617) 531-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ACTCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ACTC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ACTCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on January 11, 2021, ArcLight Clean Transition Corp., a Cayman Islands exempted company (“ArcLight”), and Proterra Inc, a Delaware corporation (“Proterra”), announced that ArcLight and Proterra entered into an Agreement and Plan of Merger (the “Merger Agreement”).

On February 10, 2021, a purported stockholder of ArcLight filed a complaint against ArcLight, ArcLight’s board of directors, Phoenix Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of ArcLight (“Phoenix Merger Sub”) and Proterra in the Supreme Court of the State of New York for the County of New York, in a case captioned Ong v. ArcLight Clean Transition Corp., et al., Index No. 650965/2021. The Ong complaint alleges that ArcLight’s board of directors breached their fiduciary duties by omitting allegedly material information in the Registration Statement initially filed by ArcLight on Form S-4 on February 3, 2021 in connection with the Proposed Transaction (the “Registration Statement”), and that ArcLight, Merger Sub and Proterra aided and abetted such alleged breaches of fiduciary duty. As relief, the Ong complaint seeks, among other things, an injunction barring ArcLight from proceeding with the Proposed Transaction, or, alternatively, rescission of the Proposed Transaction in the event that it is consummated, as well as unspecified costs and attorneys’ fees. On February 11, 2021, another purported stockholder of ArcLight filed a complaint against ArcLight and ArcLight’s board of directors in the Supreme Court of the State of New York for the County of New York, in a case captioned Murray-Brown v. ArcLight Clean Transition Corp., et al., Index No. 651001/2021. On March 6, 2021, this second purported stockholder filed an amended complaint. The amended Murray-Brown complaint alleges that ArcLight’s board of directors breached their fiduciary duties in connection with the Registration Statement and the Proposed Transaction more generally, and that ArcLight aided and abetted such alleged breaches of fiduciary duty. As relief, the amended Murray-Brown complaint seeks relief similar to that sought in the Ong complaint. On March 15, 16, and 23, 2021, May 28, 2021, and June 2, 2021, six other purported stockholders wrote to ArcLight, separately, alleging that the Registration Statement omitted allegedly material information and demanding that ArcLight provide supplemental disclosures.

While ArcLight believes that the disclosures set forth in the Registration Statement comply fully with applicable law, in order to moot the purported stockholders’ disclosure claims in the lawsuits and demands, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, ArcLight has determined to voluntarily supplement the Registration Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, ArcLight specifically denies all allegations in the lawsuits and demands that any additional disclosure was or is required. ArcLight believes the allegations in the lawsuits and demands are without merit.

Supplemental Disclosures to Registration Statement

The following supplemental information should be read in conjunction with the Registration Statement, which should be read in its entirety. All page references are to pages in the Registration Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Registration Statement. Underlined text shows text being added to a referenced disclosure in the Registration Statement.

The following disclosure is added before the first paragraph on page 113 of the Registration Statement under the heading “Negotiations with Proterra”.

In connection with the consummation of the Business Combination, (i) Barclays Capital Inc. (“Barclays”) is entitled to (a) expense reimbursement and customary indemnification in connection with its services as a M&A advisor to ArcLight and a lead placement agent for the PIPE Financing and (b) customary placement agent fees from ArcLight in connection with its services as a lead placement agent for the PIPE Financing, (ii) BofA Securities, Inc. (“BofA”) is entitled to customary fees in connection with its service as a financial advisor to Proterra, as well as expense reimbursement and customary indemnification (BofA also acted as joint placement agent for the PIPE Financing but did not receive fees in connection with such services), (iii) Citigroup Global Markets Inc. (“Citigroup”) is entitled to customary advisory fees from ArcLight, as well as expense reimbursement and customary indemnification, in connection with its services as a M&A advisor and capital markets advisor to ArcLight, and (iv) Morgan Stanley & Co. LLC (“Morgan Stanley”) is entitled to customary fees in connection with its service as a lead placement agent for the PIPE Financing and as a financial advisor to Proterra, as well as expense reimbursement and customary indemnification. Additionally, in connection with the consummation of the Business Combination, Barclays and Citigroup will be entitled to deferred underwriting compensation, as set forth in the registration statement for ArcLight’s initial public offering, which closed on September 25, 2020. These fees will be paid at the closing of the Business Combination and the PIPE Financing, as applicable, and are conditioned upon the successful completion of the Business Combination and the PIPE Financing, as applicable. If the Business Combination and the PIPE Financing do not close, Barclays, BofA, Citigroup and Morgan Stanley will be entitled to expense reimbursement and customary indemnification, but will not be entitled to such fees.

In addition, Barclays (together with its affiliates), BofA (together with its affiliates), Citigroup (together with its affiliates) and Morgan Stanley (together with its affiliates) are each full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investing, hedging, market making, brokerage and other financial and non-financial activities and services. From time to time, certain of such financial institutions and/or their respective affiliates have provided, and may in the future provide, various investment banking and other commercial dealings unrelated to the Business Combination or the PIPE Financing to ArcLight and its affiliates, and/or Proterra and its affiliates, and have received, and may in the future receive, customary compensation in connection therewith.

In addition, in the ordinary course of its business activities, Barclays, BofA, Citigroup, Morgan Stanley and their respective affiliates, officers, directors and employees may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ArcLight or its affiliates. Barclays, BofA, Citigroup, Morgan Stanley and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The following disclosure replaces the third paragraph on page 68 of the Registration Statement under the heading “Neither the ArcLight Board nor any committee thereof obtained a third-party valuation in determining whether or not to pursue the Business Combination”.

Neither the ArcLight Board nor any committee thereof is required to obtain an opinion from an independent investment banking or accounting firm that the price that ArcLight is paying for Proterra is fair to ArcLight from a financial point of view. Neither the ArcLight Board nor any committee thereof obtained a third party valuation in connection with the Business Combination. In analyzing the Business Combination, the ArcLight Board and management conducted due diligence on Proterra and researched the industry in which Proterra operates. The ArcLight Board reviewed, among other things, financial due diligence materials prepared by professional advisors, including quality of earnings reports and tax due diligence reports previously prepared in connection with Proterra’s most recent issuance of preferred stock, financial and market data information on selected comparable companies, the implied purchase price multiple of Proterra and the financial terms set forth in the Merger Agreement, and concluded that the Business Combination was in the best interest of its shareholders. The comparable companies considered by the board were (a) BYD Company Ltd., Navistar International Corp., NFI Group Inc., NIO Inc., PACCAR Inc., Tesla, Inc. and Volvo AB with respect to Proterra Transit; (b) AKASOL AG, Aptiv PLC, Ballard Power Systems Inc., Bloom Energy Corporation, Contemporary Amperex Technology Co. Ltd., Cummins Inc., Plug Power Inc., Samsung SDI Co., Ltd. and Visteon Corporation with respect to Proterra Powered; and (c) ChargePoint, Inc., Eaton Corporation, Emerson Electric Co., Generac Holdings Inc. and Schneider Electric SE with respect to Proterra Energy. Accordingly, investors will be relying solely on the judgment of the ArcLight Board and management in valuing Proterra, and the ArcLight Board and management may not have properly valued Proterra’s business. The lack of a third-party valuation may also lead an increased number of shareholders to vote against the Business Combination or demand redemption of their shares, which could potentially impact our ability to consummate the Business Combination.

The following disclosure replaces the ninth bullet on page 114 of the Registration Statement under the heading “Valuation supported by financial analysis and due diligence”.

The ArcLight Board determined that the valuation analysis conducted by ArcLight’s management team, based on the trading levels of comparable companies and the materials and financial projections provided by Proterra, supported the equity valuation of Proterra. The comparable companies considered by the board were (a) BYD Company Ltd., Navistar International Corp., NFI Group Inc., NIO Inc., PACCAR Inc., Tesla, Inc. and Volvo AB with respect to Proterra Transit; (b) AKASOL AG, Aptiv PLC, Ballard Power Systems Inc., Bloom Energy Corporation, Contemporary Amperex Technology Co. Ltd., Cummins Inc., Plug Power Inc., Samsung SDI Co., Ltd. and Visteon Corporation with respect to Proterra Powered; and (c) ChargePoint, Inc., Eaton Corporation, Emerson Electric Co., Generac Holdings Inc. and Schneider Electric SE with respect to Proterra Energy. As part of this determination, ArcLight’s management, Board and legal counsel conducted due diligence examinations of Proterra and discussed with Proterra’s management the financial, technical, manufacturing and legal outlook of Proterra.

The following disclosure replaces the third sentence in the fourth new paragraph on page 109 of the Registration Statement under the heading “Background to the Business Combination”.

Of those potential targets, ArcLight entered into mutual confidentiality agreements with approximately 25 potential business combination targets, and such confidentiality agreements generally contained customary terms for a special purpose acquisition company and a private company target, including confidentiality provisions and use restrictions for information provided by each party and generally with terms of two years or less.

Additional Information

In connection with the Business Combination, the Registration Statement on Form S-4 (File No. 333-252674) (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “SEC”), which includes the related proxy statement and prospectus of ArcLight with respect to the Extraordinary General Meeting. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that ArcLight has or will send to its shareholders in connection with the transactions contemplated by the Business Combination. ArcLight’s shareholders and other interested persons are advised to read the Registration Statement and the related proxy statement/prospectus and any documents filed in connection therewith, as these materials will contain important information about Proterra, ArcLight, and the Business Combination. The definitive proxy statement and related materials have been mailed to ArcLight’s shareholders who were holders of record as of the close of business on May 4, 2021. The documents filed by ArcLight with the SEC may also be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by ArcLight may be obtained free of charge from ArcLight at https://www.arclightclean.com or by directing a request to: ArcLight Clean Transition Corp., 200 Clarendon Street, 55th Floor, Boston, MA 02116.

Participants in the Solicitation

ArcLight, Proterra and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ArcLight’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ArcLight’s directors and officers, and Proterra’s directors and executive officers, in ArcLight’s filings with the SEC, including the Registration Statement.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or ArcLight’s or Proterra’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

Any forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and Proterra and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Registration Statement, as well as factors associated with companies, such as Proterra, that are engaged in commercial electric vehicle technology, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; macroeconomic conditions related to the global COVID-19 pandemic; trends with respect to government funding for public transit; the willingness of corporate and other public transportation providers to adopt and fund the purchase of electric vehicles for mass transit; expected adoption of electrification technologies for commercial vehicles; the size and growth of the market for alternative energy vehicles in general and medium-and heavy-duty electric vehicles, including transit buses and other commercial vehicles, in particular; the effects of increased competition; the ability to stay in compliance with laws and regulations that currently apply or become applicable to the commercial electric vehicle technology business and government contractors; the failure to realize the anticipated benefits of the transaction; the amount of redemption requests made by ArcLight’s public stockholders; the ability of the issuer that results from the transaction to issue equity or equity-linked securities or obtain debt financing in connection with the transaction or in the future.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither ArcLight nor Proterra undertakes any duty to update these forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2021

ARCLIGHT CLEAN TRANSITION CORP.

By:	/s/ John F. Erhard
Name: Title:	John F. Erhard President and Chief Executive Officer